Vanguard Funds

Supplement Dated March 24, 2025, to the Prospectus
This supplement updates the prospectus for each Vanguard fund listed below:
Vanguard 0-3 Month Treasury Bill ETF	Vanguard Mortgage-Backed Securities ETF
Vanguard Communication Services ETF	Vanguard Russell 1000 Growth ETF
Vanguard Consumer Discretionary ETF	Vanguard Russell 1000 ETF
Vanguard Consumer Staples ETF	Vanguard Russell 1000 Value ETF
Vanguard Core Bond ETF	Vanguard Russell 2000 Growth ETF
Vanguard Core-Plus Bond ETF	Vanguard Russell 2000 ETF
Vanguard Core Tax-Exempt Bond ETF	Vanguard Russell 2000 Value ETF
Vanguard Energy ETF	Vanguard Russell 3000 ETF
Vanguard ESG International Stock ETF	Vanguard S&P 500 Growth ETF
Vanguard ESG U.S. Stock ETF	Vanguard S&P 500 Value ETF
Vanguard ESG U.S. Corporate Bond ETF	Vanguard S&P Mid-Cap 400 Growth ETF
Vanguard Extended Duration Treasury ETF	Vanguard S&P Mid-Cap 400 ETF
Vanguard Financials ETF	Vanguard S&P Mid-Cap 400 Value ETF
Vanguard Health Care ETF	Vanguard S&P Small-Cap 600 Growth ETF
Vanguard Industrials ETF	Vanguard S&P Small-Cap 600 ETF
Vanguard Information Technology ETF	Vanguard S&P Small-Cap 600 Value ETF
Vanguard Intermediate-Term Corporate Bond ETF	Vanguard Short Duration Tax-Exempt Bond ETF
Vanguard Intermediate-Term Treasury ETF	Vanguard Short-Term Corporate Bond ETF
Vanguard Long-Term Corporate Bond ETF	Vanguard Short-Term Inflation-Protected Securities ETF
Vanguard Long-Term Treasury ETF	Vanguard Short-Term Treasury ETF
Vanguard Materials ETF	Vanguard Total World Bond ETF
Vanguard Mega Cap Growth ETF	Vanguard Ultra-Short Treasury ETF
Vanguard Mega Cap ETF	Vanguard Utilities ETF
Vanguard Mega Cap Value ETF

Prospectus Text Changes
In the More on Fund(s) and ETF Shares section under the heading “Redemption Requests” the following text under the subheading “Potential redemption activity impacts” is replaced as follows:

Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.

A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund.

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Vanguard Marketing Corporation, Distributor.PS EQE 032025